Other operating income, net	12 Months Ended
Dec. 31, 2024
Other Operating Income Expense Net [Abstract]
Other operating income, net	Other operating income, net
Accounting policies
The Company records income and expenses that are not regularly occurring or normal business income and expense to other operating income, net. Other operating income, net consists of gains and losses related to the disposal of tangible assets, write-offs of intangible assets and other operating income (expense).